                                                                    EXHIBIT 99.2


             AMENDMENT NO. 1 TO ASSET PURCHASE AND OPTION AGREEMENT

         THIS AMENDMENT NO. 1 TO ASSET PURCHASE AND OPTION AGREEMENT is dated as of July 30, 2003 (the "Amendment") by and among HOS-IV, LLC, a Delaware limited liability company (the "Buyer"), Candy Marine Investment Corporation, a Louisiana corporation (the "Seller"), Kenneth I. Nelkin, the holder of all of the outstanding shares of capital stock of Seller (the "Stockholder"), Candy Fleet Corporation, a Louisiana corporation (the "Manager"), and, for limited purposes, Hornbeck Offshore Services, Inc., a Delaware corporation (the "Company") and Candy Cruiser, Inc., a Louisiana corporation ("Cruiser"). Capitalized terms not defined herein shall have the meanings assigned to them in that certain Asset Purchase and Option Agreement dated as of June 20, 2003 by and among Buyer, Seller, Stockholder, Manager and, for the limited purposes set forth therein, the Company and Cruiser (the "Agreement").

                                   WITNESSETH

         WHEREAS, the purchase of the Vessel and other Assets by Buyer is conditioned, among other things, on the (i) completion of a drydock and survey of the Vessel as contemplated in Section 7.10 of the Agreement and (ii) satisfactory completion of an audit of the balance sheet, income statements and statements of cash flow with respect to All the Vessel Owning Companies to the extent necessary to provide audited financial statements with respect to the Business, the Five Vessel Businesses and the Optioned-Vessel Businesses and the receipt of an audit opinion without qualification from the Company's independent public accountants, all as contemplated in Section 7.20 of the Agreement; and

         WHEREAS, Seller's ability to drydock and Buyer's ability to survey the Vessel as contemplated under Section 7.10 of the Agreement has experienced unexpected delays; and

         WHEREAS, Buyer and its independent public accountants require additional access to certain financial information to allow the Company's independent public accountants to successfully perform the audit and review procedures applicable to the Business, the Five Vessel Businesses and the Optioned-Vessel Businesses for the purpose of allowing the presentation of financial information on a combined basis with respect to All the Vessel Owning Companies, the Business, the Five Vessel Businesses and the Optioned-Vessel Businesses as required under Section 4.8 of the Agreement, and thus further the intents and purposes of the conditions set forth in Section 7.20 of the Agreement; and

         WHEREAS, Article 11, paragraph (d) of the Agreement provides that either Buyer, on the one hand, or Seller, Manager or Stockholder, on the other hand, can terminate the Agreement at any time before the Closing if the Closing has not occurred on or before July 31, 2003; and

         WHEREAS, the parties desire to extend the July 31, 2003 termination date to August 15, 2003 to provide additional time for the completion of the drydocking and survey of the Vessel and for the performance of the aforementioned audit and review procedures.

         NOW THEREFORE, in consideration of the mutual premises covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:


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                                    AGREEMENT

         SECTION 1 Amendment. Effective on the execution of this Amendment, the parties hereto amend paragraph (d) of Article 11 of the Agreement to change the date set forth in paragraph (d) from July 31, 2003 to August 15, 2003. Except as expressly set forth herein, no other terms of the Agreement shall be amended and the existing terms thereof shall remain valid, binding and in full force and effect as set forth therein.

         SECTION 2 Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one in the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                     BUYER:

                                     HOS-IV, LLC,
                                     a Delaware limited liability company


                                     By:  /s/ Todd M. Hornbeck
                                        ----------------------------------------
                                           Todd M. Hornbeck
                                           President and Chief Executive Officer

                                     SELLER:

                                     Candy Marine Investment Corporation,
                                     a Louisiana corporation


                                     By:  /s/ Kenneth I. Nelkin
                                        ----------------------------------------
                                           Kenneth I. Nelkin
                                           President


                                     STOCKHOLDER:


                                       /s/ Kenneth I. Nelkin
                                     -------------------------------------------
                                     Kenneth I. Nelkin


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                                    MANAGER:

                                    CANDY FLEET CORPORATION,
                                    a Louisiana corporation


                                    By: /s/ Kenneth I. Nelkin
                                       -----------------------------------------
                                          Kenneth I. Nelkin
                                          President

ACKNOWLEDGED BY:

Hornbeck Offshore Services, Inc.,
a Delaware corporation


By: /s/ Todd M. Hornbeck
   -------------------------------------------
         Todd M. Hornbeck
         President and Chief Executive Officer


Candy Marine Investment Corporation,
a Louisiana corporation


By: /s/ Kenneth I. Nelkin
   -------------------------------------------
         Kenneth I. Nelkin
         President